Exhibit 10.58

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (“First Amendment”) is made and entered into as of the 15th day of December, 2003, by and among HERBST GAMING, INC., a Nevada corporation (the “Borrower”), FLAMINGO PARADISE GAMING, LLC, a Nevada limited liability company, dba TERRIBLE’S HOTEL & CASINO (the “Collateral Guarantor”) and U.S. BANK NATIONAL ASSOCIATION (herein together with its successors and assigns the “Lender”).

R_E_C_I_T_A_L_S;

WHEREAS:

A.                                   Borrower, Collateral Guarantor and Lender entered into a Credit Agreement dated as of September 6, 2002 (the “Existing Credit Agreement”) for the purpose of establishing a secured revolving line of credit in favor of Borrower, up to the maximum principal amount of Ten Million Dollars ($10,000,000.00), on the terms and subject to the conditions, covenants and understandings therein set forth.

B.                                     For the purpose of this First Amendment, all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement and any reference to a provision of the Existing Credit Agreement shall be deemed to incorporate that provision as a part hereof, in the same manner and with the same effect as if the same were fully set forth herein.

C.                                     Borrower and Collateral Guarantor desire to attend the Existing Credit Agreement for the following purposes:

(i)                                     Extending the Maturity Date to December 15, 2004;

(ii)                                  Modifying and deleting certain of the Financial Covenants and Definitions relating thereto as hereinafter provided.

D.                                    Lender is willing to agree to the amendments and modifications described hereinabove, subject to the term and conditions which are hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the amendments and modifications to the Existing Credit Agreement in each instance effective as of the First Amendment Effective Date, as specifically hereinafter provided as follows:

1.                                       Definitions.  Section 1.01 of the Existing Credit Agreement entitled “Definitions” shall be and is hereby amended to include the following definitions.  Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be superseded and restated by the applicable definition set forth below:

“Amendment Fee” shall have the meaning set forth in Paragraph 5 of the First Amendment.

“Compliance Certificate” shall mean a compliance certificate as described in Section 5.08(c) of the Credit Agreement, the form of which is more particularly described on “Exhibit D”, affixed to the First Amendment and by this reference incorporated herein and made a part hereof, which revised Exhibit D shall fully supersede and restate Exhibit D attached to the Existing Credit Agreement.

“Credit Agreement” shall mean the Existing Credit Agreement as amended by the First Amendment, together with all Schedules, Exhibits and other attachments thereto, as it may be further amended, modified, extended, renewed or restated from time to time.

“Debt Service Coverage Ratio” as of the end of any Fiscal Quarter shall mean with reference to the Herbst Consolidation:

EBITDA for the Fiscal Quarter under review, together with the most recently ended three (3) preceding Fiscal Quarters

Divided by (÷)

The sum of: (i) the aggregate amount of Interest Expense (expensed and capitalized), plus (ii) the aggregate of Mandatory Debt Reductions; in each case determined for the Fiscal Quarter under review together with the most recently ended three (3) preceding Fiscal Quarters.

“Existing Credit Agreement” shall have the meaning set forth in Recital Paragraph A of the First Amendment.

“First Amendment” shall mean the First Amendment to Credit Agreement.

“First Amendment Effective Date” shall mean December 15, 2003, subject to the occurrence of each of the conditions precedent set forth in Paragraph 5 of the First Amendment.

“Maturity Date” shall mean December 15, 2004, as may be further extended from time to time for one (1) year periods in the manner and subject to the terms of Section 2.13 of the Credit Agreement.

2.                                       Extension of Maturity Date.  As of the First Amendment Effective Date, the Maturity Date shall be and is hereby extended to December 15, 2004 and the definition of “Maturity Date” shall be and is hereby modified as set forth in the definition of Maturity Date contained in the First Amendment.

3.                                       Replacement of Fixed Charge Coverage Ratio with Debt Service Coverage Ratio Covenant.  As of the First Amendment Effective Date, Section 6.02 of the Existing Credit Agreement entitled “Fixed Charge Coverage Ratio” shall be and is hereby fully amended and restated in its entirety as follows:

“Section 6.02.                       Debt Service Coverage Ratio.  Commencing on the First Amendment Effective Date and continuing as of each Fiscal Quarter end until Credit Facility Termination, the Herbst Consolidation shall maintain a Debt Service Coverage Ratio no less than 1.65 to 1.00.”

4.                                       Deletion of Sections 6.01 and 6.03.  As of the First Amendment Effective Date, Section 6.01 entitled “Cash Flow Leverage Ratio” and Section 6.03 entitled “Liquidity Requirement” shall be and are hereby deleted in their entirety.

5.                                       Conditions Precedent to First Amendment Effective Date.  The occurrence of the First Amendment Effective Date is subject to Lender having received the following documents and payments, in each case in a form and substance reasonably satisfactory to Lender, and the occurrence of each other condition precedent set forth below on or before December 19, 2003:

a.                                       Due execution by Borrower, Collateral Guarantor and Lender of three (3) duplicate originals of this First Amendment;

b.                                      Corporate and partnership resolutions or other evidence of requisite authority of Borrower and each of the Subsidiary Guarantors to execute the First Amendment;

c.                                       Payment of non-refundable fee (“Amendment Fee”) to Lender in the amount of Thirty-Seven Thousand Five Hundred Dollars ($37,500.00);

d.                                      Reimbursement to Lender by Borrower for all reasonable fees and out-of-pocket expenses incurred by Lender in connection with the First Amendment, including, but not limited to, reasonable attorneys’ fees of Henderson & Morgan, LLC and all other like expenses remaining unpaid as of the First Amendment Effective Date; and

e.                                       Such other documents, instruments or conditions as may be reasonably required by Lender.

6.                                       Representations of Borrower and Collateral Guarantor.  Borrower and Collateral Guarantor hereby represent to the Lender that:

a.                                       The representation and warranties contained in Article IV of the Existing Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the First Amendment Effective Date in all material respects as though such representations and warranties had been made on and as of the First Amendment Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Lender.

b.                                      Since the date of the most recent financial statements referred to in Section 5.08 of the Existing Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change has occurred;

c.                                       No event has occurred and is continuing which constitutes a Default or Event of Default under the terms of the Credit Agreement; and

d.                                      The execution, delivery and performance of this First Amendment has been duly authorized by all necessary action of Borrower, Collateral Guarantor and each of the Subsidiary Guarantors and this First Amendment constitutes a valid, binding and enforceable obligation of Borrower, Collateral Guarantor and each of the Subsidiary Guarantors.

7.                                       Incorporation by Reference.    This First Amendment shall be and is hereby incorporated in and forms a part of the Existing Credit Agreement.

8.                                       Governing Law.            This First Amendment to Credit Agreement shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

9.                                       Counterparts.                       This First Amendment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument.  All such counterparts shall together constitute one and the same document.

10.                                 Continuance of Terms and Provisions.    All of the terms and provisions of the Credit Agreement shall remain unchanged except as specifically modified herein.

11.                                 Consent to First Amendment and Affirmation and Ratification of Subsidiary Guaranty.  Each of the Subsidiary Guarantors join in the execution of this First Amendment for the purpose of evidencing their respective consent to the terms, covenants, provisions and conditions herein contained and contained in the Existing Credit Agreement.  Subsidiary Guarantors further join in the execution of this First Amendment for the purpose of ratifying and affirming their respective obligations under the Subsidiary Guaranty for the guaranty of the full and prompt payment and performance of all Indebtedness and Obligations under the Credit Facility, as modified and amended under this First Amendment.

12.                                 Additional/Replacement Exhibit Attached.                The following additional or replacement Exhibits are attached hereto and incorporated herein and made a part of the Credit Agreement as follows:

Exhibit D -    Compliance Certificate (First Restated) – Form

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

BORROWER:

HERBST GAMING, INC., a Nevada corporation

By	/s/ Edward Herbst
Edward Herbst,
President

COLLATERAL GUARANTOR:

FLAMINGO PARADISE GAMING, LLC, a Nevada limited liability company dba TERRIBLE’S HOTEL & CASINO

By	/s/ Edward Herbst
Edward Herbst,
Managing Member

SUBSIDIARY GUARANTORS:

FLAMINGO PARADISE GAMING, LLC, a Nevada limited liability company, dba Terrible’s Hotel & Casino

By	/s/ Edward Herbst
Edward Herbst,
Managing Member

E-T-T, INC., a Nevada corporation

By	/s/ Edward Herbst
Edward Herbst,
President

MARKET GAMING, INC., a Nevada corporation

By	/s/ Edward Herbst
Edward Herbst,
President

E-T-T ENTERPRISES, L.L.C., a Nevada limited liability company

By	/s/ Edward Herbst
Edward Herbst,
Managing Member

CARDIVAN COMPANY, a Nevada corporation

By	/s/ Edward Herbst
Edward Herbst,
President

CORRAL COIN, INC., a Nevada corporation

By	/s/ Edward Herbst
Edward Herbst,
President

CORRAL COUNTRY COIN, INC., a Nevada corporation

By	/s/ Edward Herbst
Edward Herbst,
President

LENDER:

U.S. BANK NATIONAL
ASSOCIATION

By	/s/ Denette Corrales
Denette Corrales,
Vice President